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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 29, 2004

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                  0-50876             to be applied for
         -------------                  -------             -----------------
(State or other jurisdiction of        (Commission          (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


333 Church Street, Naugatuck, Connecticut              06770
---------------------------------------------        ---------
   (Address of principal executive offices)          (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.
            ------------

         On September 29, 2004, the Board of Directors of Naugatuck Valley Savings and Loan (the "Bank") announced that the Bank had received final regulatory approval to complete the Bank's mutual holding company reorganization and the related common stock offering by Naugatuck Valley Financial Corporation (the "Company"). Trading is expected to begin on October 1, 2004, on The Nasdaq National Market under the symbol "NVSL."

         The Company sold 3,269,881 shares of common stock at $10.00 per share in a subscription offering, which ended on September 9, 2004, to depositors of the Bank as of April 30, 2003 and the Bank's employee stock ownership plan in accordance with subscription rights granted under the Bank's plan of reorganization.

         Upon closing of the reorganization, the Bank will convert from a mutual savings bank to a capital stock savings bank, with the concurrent formation of the Company as the stock, mid-tier holding company of the Bank and the formation of Naugatuck Valley Mutual Holding Company (the "MHC") as a mutual holding company. The purchasers of stock in the subscription offering will own 43% of the Company's outstanding shares of common stock and the MHC will own 55% of the Company's outstanding shares of common stock. In addition, in connection with the reorganization, the Company will contribute 152,087 shares of common stock, which will equal 2% of the Company's outstanding shares of common stock, to the Naugatuck Valley Savings and Loan Foundation, a newly established charitable foundation dedicated to charitable giving within the Bank's market area.

         A press release  announcing the  reorganization  closing is attached as
Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

        (a) N/A

        (b) N/A

        (c) Exhibit 99.1 Press Release dated September 29, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NAUGATUCK VALLEY FINANCIAL CORPORATION




Date: October 1, 2004                  By: /s/ John C. Roman
                                           -------------------------------------
                                           John C. Roman
                                           President and Chief Executive Officer